UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 Form 8-K

 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 9, 2022

DAVITA INC.
(Exact name of registrant as specified in its charter)

DE	1-14106	51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 16th Street
Denver,	CO	80202
(Address of principal executive offices including Zip Code)

(720) 631-2100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value	DVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On June 9, 2022, DaVita Inc. (the "Company") held its virtual 2022 Annual Meeting of Stockholders ("Annual Meeting"). Represented virtually or by proxy at the Annual Meeting were 84,971,250 shares of the Company’s common stock, or 89.37% of its outstanding shares of common stock as of April 14, 2022, the record date of the Annual Meeting. The proposals presented at the Annual Meeting are described in detail in the Company’s Proxy Statement. The vote results detailed below represent final results as certified by the Inspector of Elections.
Proposal 1. Election of Directors.
The Company’s stockholders elected the nine director nominees named below to the Company’s Board of Directors for a term expiring at the 2023 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The voting results are as follows:

Name of Nominee	For	Against	Abstain	Broker non-votes
Pamela M. Arway	75,465,969	3,154,107	36,635	6,314,539
Charles G. Berg	76,529,040	2,086,502	41,169	6,314,539
Barbara J. Desoer	75,433,952	3,185,759	37,000	6,314,539
Paul J. Diaz	75,731,102	2,884,884	40,725	6,314,539
Jason M. Hollar	78,514,279	101,104	41,328	6,314,539
Gregory J. Moore, MD, PhD	78,544,433	71,684	40,594	6,314,539
John M. Nehra	74,597,062	4,018,973	40,676	6,314,539
Javier J. Rodriguez	77,829,345	785,859	41,507	6,314,539
Phyllis R. Yale	77,818,272	800,667	37,772	6,314,539
Proposal 2. Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm.
The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The voting results are as follows:

For	Against	Abstain
81,889,042	3,026,111	56,097
Proposal 3. Advisory vote to approve named executive officer compensation.
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results are as follows:

For	Against	Abstain	Broker non-votes
73,732,100	4,851,929	72,682	6,314,539
Proposal 4. Stockholder proposal regarding political contributions disclosure.
The Company’s stockholders did not approve the stockholder proposal regarding political contributions disclosure. The voting results are as follows:

For	Against	Abstain	Broker non-votes
18,845,131	59,567,699	243,881	6,314,539

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: June 14, 2022	By:	/s/ Samantha Caldwell
Samantha Caldwell
Corporate Secretary